UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2002


                  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC


     (Exact Name of Registrant as Specified in its Certificate of Formation)


     DELAWARE                        333-59550               51-0408521
     (State or Other                  (Commission         (I.R.S. Employer
     Jurisdiction of                  File Number)        Identification No.)
     Formation)


                  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC
                                 P.O. Box 15597
                         Wilmington, Delaware 19850-5597
          (Address of Principal Executive Offices, Including Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (302) 429-3902

               ----------------------------------------------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-59550)
(the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 5:30 p.m. on November 18, 2002 (the "Effective Date"). The transition bonds are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933. This Current Report on Form 8-K discloses the use of a structural and collateral term sheet (the "Term Sheet"), which has been provided, after the Effective Date but prior to the availability of the Prospectus, to prospective investors in connection with a proposed $440,000,000 offering of transition bonds pursuant to the Registration Statement. This Term Sheet is filed as Exhibit 99 hereto. The information contained in the Term Sheet is preliminary and may be superseded by the information contained in the final Prospectus and related Prospectus Supplement for the transition bonds and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

99 Term Sheet for a proposed $440,000,000 offering of transition bonds pursuant to the Registration Statement.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC

                                  By:   /s/ James P. Lavin
                                     -------------------------
                                     Name:  James P. Lavin
                                     Title:  Chief Financial Officer and Manager

Date: December 6, 2002

                                 EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
-----------

99 Computational Materials and Transaction Highlights for a proposed $440,000,000 offering of transition bonds pursuant to the Registration Statement.